UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 12, 2011
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-10351 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
306 / 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Compensatory Arrangements of Certain Officers
     The 2011 Performance Option Plan (the “2011 Plan”) of Potash Corporation of Saskatchewan Inc. (the “Company”) was adopted by the Company’s Board of Directors on February 22, 2011 and approved by the shareholders of the Company on May 12, 2011. The 2011 Plan permits the grant to eligible employees of options to purchase common shares of the Company, at an exercise price based on the market value of the shares on the date of grant. The options become vested and exercisable, if at all, based upon the extent that the applicable performance objectives are achieved over the three-year performance period ending December 31, 2013. A maximum aggregate of 3,000,000 common shares may be issued pursuant to stock options granted under the 2011 Plan. A copy of the 2011 Plan is filed as Exhibit 10(a) to this Current Report on Form 8-K and incorporated herein by reference.
     On May 12, 2011, the Company’s Board of Directors approved the form of option agreement to be used in connection with grants of options under the 2011 Plan. Also on May 12, 2011, a total number of 1,144,100 options to purchase common shares of the Company were granted under the 2011 Plan, at an exercise price per share of Cdn$50.20 for those options denominated in Canadian dollars and an exercise price per share of US$52.31 for those options denominated in US dollars. A copy of the form of option agreement is filed as Exhibit 10(a) to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
     On May 12, 2011, the Company held an annual and special meeting (the “Meeting”) of its shareholders. At the Meeting, the Company’s shareholders voted upon the election of each of the following proposed director nominees with the results of the voting set forth opposite the name of each such nominee.

	FOR	AGAINST	WITHHELD*

Christopher M. Burley	613,156,054	1,485	792,384
William J. Doyle	612,892,301	2,953	1,054,669
John W. Estey	602,217,943	1,485	11,730,495
C. Steven Hoffman	613,233,094	1,485	715,344
Dallas J. Howe	612,827,591	1,485	1,120,847
Alice D. Laberge	613,074,846	1,485	873,592
Keith G. Martell	601,862,586	1,485	12,085,852
Jeffrey J. McCaig	601,672,584	1,485	12,275,854
Mary Mogford	602,216,101	1,485	11,732,337
Paul J. Schoenhals	602,196,362	1,485	11,752,076
E. Robert Stromberg, Q.C.	539,629,670	253	74,320,000
Elena Viyella de Paliza	539,726,217	1,485	74,222,221
     The Company’s shareholders also voted upon:
     (1)     an ordinary resolution appointing the firm of Deloitte & Touche, LLP, the present auditors, as the Company’s auditors, to hold office until the next annual meeting of the Company’s shareholders. The results of the vote were: 657,792,853 shares for, 1,854 shares against and 1,766,650 shares withheld*.

     (2)     an ordinary resolution (attached as Appendix B to the Company’s Management Proxy Circular dated February 22, 2011) approving the adoption of a new stock option plan. The results of the vote were: 590,395,526 shares for and 23,549,122 shares against.
     (3)     an advisory resolution (attached as Appendix D to the Company’s Management Proxy Circular dated February 22, 2011) accepting the Company’s approach to executive compensation. The results of the vote were: 596,333,534 shares for and 17,610,976 shares against.

(*)	Number of withheld votes is based upon proxies received prior to the Meeting.

Item 9.01	Financial Statements and Exhibits

Exhibit Number		Exhibit Description

10	(a)	Potash Corporation of Saskatchewan Inc. 2011 Performance Option Plan and Form of Option Agreement.

SIGNATURE
      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.
By:	/s/ Joseph Podwika
	Name:	Joseph Podwika
	Title:	Senior Vice President, General Counsel and Secretary

Dated:  May 13, 2011

Index to Exhibits

Exhibit Number		Exhibit Description

10	(a)	Potash Corporation of Saskatchewan Inc. 2011 Performance Option Plan and Form of Option Agreement.